UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

diaDexus, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26483	94-3236309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

349 Oyster Point Boulevard, South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 246-6400

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 1, 2014, diaDexus, Inc. (the “Company”) issued a press release announcing that it completed the validation study that it will use to support its submission of an upcoming traditional 510(k) for the PLAC Test for Lp-PLA2 Activity. The communication further indicated that the Company anticipates submission of the 510(k) to the Food and Drug Administration by mid-year 2014. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release entitled “diaDexus Announces Completion of Validation Cohort for the PLAC® Test for Lp-PLA2 Activity” issued by diaDexus, Inc. on May 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

diaDexus, Inc.
(Registrant)

Date: May 1, 2014	By:	/s/ Jean-Frédéric Viret
Jean-Frédéric Viret
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled “diaDexus Announces Completion of Validation Cohort for the PLAC® Test for Lp-PLA2 Activity” issued by diaDexus, Inc. on May 1, 2014.